Exhibit 99.1

NOT FOR DISTRIBUTION OR RELEASE, DIRECTLY OR INDIRECTLY, IN OR INTO THE UNITED STATES OR ANY OTHER JURISDICTION IN WHICH THE DISTRIBUTION OR RELEASE OF THIS ANNOUNCEMENT WOULD BE UNLAWFUL.

COMPANY ANNOUNCEMENT

Autoliv Establishes a Guaranteed Euro Medium Term Note Programme

(Stockholm, April 11, 2019)– Autoliv, Inc. (“Autoliv”, NYSE: ALV and SSE: ALIVsdb), the worldwide leader in automotive safety systems, announces that it has today established a EUR 3,000,000,000 guaranteed medium term note programme (the “EMTN Programme”). Under the EMTN Programme, Autoliv may issue, from time to time, notes guaranteed by Autoliv ASP, Inc. (the “Guarantor”) in the equivalent amount of up to EUR 3,000,000,000 in various currencies.

The EMTN Programme constitutes a standardized master agreement for the issuance of bonds, including private placement and public benchmark bonds. Although Autoliv does not foresee significant near term funding requirements, the EMTN Programme provides Autoliv with a flexible and cost efficient platform for any potential future debt issuances.

Autoliv, the Guarantor and the EMTN Programme have been assigned a rating of A- by S&P Global Ratings Europe Limited.

Autoliv has prepared a base listing particulars (the “Base Listing Particulars”), which has been approved by The Irish Stock Exchange plc trading as Euronext Dublin (“Euronext Dublin”) today. The Base Listing Particulars will be available on the website of Euronext Dublin (http://www.ise.ie).

Inquiries:

Corporate Communications: Stina Thorman, Tel +46 (0)8 587 206 50

Investors & Analysts: Anders Trapp, Investor Relations, Tel +46 (0)8 587 206 71

Investors & Analysts: Henrik Kaar, Investor Relations, Tel +46 (0)8 587 206 14

Important Information

NOTHING IN THIS COMMUNICATION CONSTITUTES AN OFFER OF SECURITIES FOR SALE IN THE UNITED STATES OR ANY OTHER JURISDICTION WHERE IT IS UNLAWFUL TO DO SO. THE SECURITIES REFERRED TO IN THE BASE LISTING PARTICULARS (THE “SECURITIES”) HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTIONOF THE UNITED STATES, AND THE SECURITIES MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE OR LOCAL SECURITIES LAWS.

About Autoliv

Autoliv, Inc. is the worldwide leader in automotive safety systems, and through its subsidiaries develops and manufactures automotive safety systems for all major automotive manufacturers in the world. Together with its joint ventures, Autoliv has close to 67,000 employees in 27 countries. In addition, Autoliv has 14 technical centers around the world, with 19 test tracks. Autoliv’s shares are listed on the New York Stock Exchange (NYSE: ALV) and its Swedish Depository Receipts on Nasdaq Stockholm (ALIVsdb). For more information about Autoliv, please visit our company website at www.autoliv.com.

Safe Harbor Statement

This communication contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. or its management believes or anticipates may occur in the future. All forward-looking statements are based upon our current expectations, various assumptions and data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements. For any forward-looking statements contained in this communication or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any such statements in light of new information or future events, except as required by law.

Autoliv Inc.

Box 70381, 107 24 Stockholm, Sweden

Visiting address: World Trade Center,

Klarabergsviadukten 70, B7, 111 64 Stockholm

Phone: +46 (0)8 587 20650

E-mail: stina.thorman@autoliv.com